Exhibit 21.1

SUBSIDIARIES OF THE REGISTRANT

Name	State or Country of Incorporation
Acker Holdings LLC	United States
Advanced Wirecloth, S. de R.L. de C.V.	Mexico
AF Global FZE	United Arab Emirates
American Pipe and Construction International	United States
Ameron B.V.	Netherlands
Ameron International Corporation	United States
Ameron Pole Products LLC	United States
Ameron Polyplaster Industria E Comercio de Tubos Ltda.	Brazil
Ameron Singapore Holding, LLC	United States
Andergauge Limited	United Kingdom
Andergauge Redback, LLC	United States
APL France SAS [in liquidation]	France
APL Norway AS	Norway
Arabian Rig Manufacturing Company	Saudi Arabia
ASEP Otomotiv Sanayi Ticaret Ltd.	Turkey
Big Red Tubulars Limited	Virgin Islands, British
Bondstrand Ltd.	Saudi Arabia
Chemineer, Inc.	United States
Coil Services Middle East LLC	United Arab Emirates
Coöperatie Intelliserv Holding U.A.	Netherlands
Coöperatie NOV NL U.A.	Netherlands
Elmar Far East Pty Ltd	Australia
Environmental Procedures LLC	United States
Fiber Glass Systems (Qingdao) Composite Piping Co., Ltd.	China
Fiber Glass Systems Oman L.L.C.	Oman
Fiber Glass Systems, L.P.	United States
Fiberspar Australia Pty. Ltd.	Australia
Fibra Ingenieria y Construccion S.A.	Chile
Fjords Processing (Shanghai) Co., Ltd.	China
Fjords Processing Australia Pty Ltd	Australia
Fjords Processing France SAS	France
Fjords Processing Korea Co. Ltd.	Korea, Republic of
Fjords Processing Limited	United Kingdom
Fjords Processing Middle East DMCC	United Arab Emirates
Fjords Processing UK Ltd.	United Kingdom
Fryma S.a.r.l.	France
GPEX, L.P.	United States
Grant Prideco (Singapore) Pte Ltd	Singapore
Grant Prideco de Venezuela, S.A.	Venezuela, Bolivarian Republic of
Grant Prideco III C. V.	Netherlands
Grant Prideco Jersey Limited	Jersey Island/Delaware
Grant Prideco Mauritius Limited	Mauritius
Grant Prideco Netherlands B.V.	Netherlands
Grant Prideco PC Composites Holdings, LLC	United States
Grant Prideco, Inc.	United States
Grant Prideco, S. de R.L. de C.V.	Mexico
GustoMSC B.V.	Netherlands
Hebei Huayouyiji Tuboscope Coating Co., Ltd.	China
Hydralift AmClyde, Inc.	United States
Hydralift France SAS	France
Intelliserv GP Holdings LLC	United States

Intelliserv International Holding, Ltd	Cayman Islands
IntelliServ Norway AS	Norway
Intelliserv, Inc.	United States
Intelliserv, LLC	United States
JiangYin Tuboscope Tubular Development Co., Ltd	China
Keystone Tower Systems, Inc.	United States
Midsund Bruk AS	Norway
Mono Group Pension Trustees Limited	United Kingdom
Mono Pumps New Zealand Company	New Zealand
Monoflo NOV S.A.I.C.	Argentina
Moyno, Inc.	United States
MSI Pipe Protection Technologies UK Limited	United Kingdom
National Oilwell (U.K.) Limited	United Kingdom
National Oilwell Algerie	Algeria
National Oilwell de Venezuela, C.A.	Venezuela, Bolivarian Republic of
National Oilwell Varco (Beijing) Investment Management Co. Ltd.	China
National Oilwell Varco (Thailand) Ltd.	Thailand
National Oilwell Varco Algeria	Algeria
National Oilwell Varco Almansoori Services	United Arab Emirates
National Oilwell Varco Bahrain WLL	Bahrain
National Oilwell Varco Belgium SA	Belgium
National Oilwell Varco de Bolivia S.R.L.	Bolivia
National Oilwell Varco de Chile - Servicios Limitada	Chile
National Oilwell Varco Denmark I/S	Denmark
National Oilwell Varco do Brasil Ltda.	Brazil
National Oilwell Varco Egypt LLC	Egypt
National Oilwell Varco Eurasia, LLC	Russian Federation
National Oilwell Varco Guatemala, Limitada	Guatemala
National Oilwell Varco Guyana Inc.	Guyana
National Oilwell Varco Hungary Limited Liability Company	Hungary
National Oilwell Varco Korea Co., Ltd.	Korea, Republic of
National Oilwell Varco MSW S.A.	Argentina
National Oilwell Varco Muscat L.L.C.	Oman
National Oilwell Varco Norway AS	Norway
National Oilwell Varco Peru S.R.L.	Peru
National Oilwell Varco Petroleum Equipment (Shanghai) Co., Ltd.	China
National Oilwell Varco Poland Sp.z.o.o.	Poland
National Oilwell Varco Pte. Ltd.	Singapore
National Oilwell Varco Rig Equipment Trading (Shanghai) Co., Ltd.	China
National Oilwell Varco Romania S.R.L.	Romania
National Oilwell Varco Solutions, S.A. de C.V.	Mexico
National Oilwell Varco UK Limited	United Kingdom
National Oilwell Varco Ukraine LLC	Ukraine
National Oilwell Varco, L.P.	United States
National-Oilwell Pte. Ltd.	Singapore
National-Oilwell Pty Ltd	Australia
NOV - Oil Services Angola, LDA.	Angola
NOV (Asia) Inc.	Mauritius
NOV (Barbados) Holding SRL	Barbados
NOV (Barbados) SRL	Barbados
NOV (Caymans), Ltd.	Cayman Islands
NOV (Malaysia) Sdn. Bhd.	Malaysia
NOV Africa Pty Ltd	South Africa
NOV APL Limited	Cyprus
NOV Australia Pty Ltd	Australia
NOV Azerbaijan LLC	United States

NOV Brandt Europe France	France
NOV Brandt Oilfield Services Middle East LLC	United Arab Emirates
NOV Canada ULC	Canada
NOV CAPS Pte. Ltd.	Singapore
NOV Completion and Production Solutions Korea Ltd.	Korea, Republic of
NOV Completion Tools LLC	Russian Federation
NOV Denmark Coöperatief U.A.	Netherlands
NOV Doha Energy Trading and Services LLC	Qatar
NOV Downhole Argentina, LLC	United States
NOV Downhole Eurasia Limited	United Kingdom
NOV Downhole Italia S.R.L.	Italy
NOV Downhole KZ, LLP	Kazakhstan
NOV Downhole Malaysia Sdn. Bhd.	Malaysia
NOV Downhole Pty Ltd	Australia
NOV Downhole Thailand, LLC	United States
NOV Elmar (Middle East) Limited	United Kingdom
NOV Energy Mexico, S. de R.L. De C.V.	Mexico
NOV Equipment Manufacturing Sole Proprietorship LLC	United Arab Emirates
NOV Eurasia Holding LLC	United States
NOV Expatriate Services, Inc.	United States
NOV FGS Malaysia Sdn Bhd	Malaysia
NOV FGS Singapore (Pte.) Ltd	Singapore
NOV Flexibles Equipamentos E Servicos Ltda.	Brazil
NOV Fluid Control B.V.	Netherlands
NOV Gabon SARL	Gabon
NOV GEO LP1 LLC	United States
NOV GEO LP2 LLC	United States
NOV Germany Holding GmbH	Germany
NOV Ghana Limited	Ghana
NOV Grant Prideco L.L.C.	United Arab Emirates
NOV Holding Danmark ApS	Denmark
NOV Holding Sub UK 1 Limited	United Kingdom
NOV Holding UK 1 Limited	United Kingdom
NOV Holding UK 2 Limited	United Kingdom
NOV Holdings B.V.	Netherlands
NOV India Private Limited	India
NOV Intelliserv UK Limited	United Kingdom
NOV International Holding LLC	United States
NOV Intervention & Stimulation Equipment US, LLC	United States
NOV Intervention and Stimulation Equipment – Aftermarket Comércio de Equipamentos e Serviços Ltda.	Brazil
NOV (Jiangsu) Energy Equipment Limited	China
NOV Kenya Limited	Kenya
NOV Kostroma LLC	Russian Federation
NOV Kuwait Light & Heavy Equipment Repairing & Maintenance Co.	Kuwait
NOV Mexico Holding LLC	United States
NOV MFG India Private Limited	India
NOV Middle East FZCO	United Arab Emirates
NOV Mozambique Limitada	Mozambique
NOV NL Mexico Holding B.V.	Netherlands
NOV Oil & Gas Services Egypt (S.A.E)	Egypt
NOV Oil & Gas Services Sénégal S.A.R.L.	Senegal
NOV Oil & Gas Services Uganda Limited	Uganda, Republic of
NOV Oil and Gas Services Ghana Limited	Ghana
NOV Oil and Gas Services Namibia (Proprietary) Limited	Namibia
NOV Oil and Gas Services Nigeria Limited	Nigeria

NOV Oil and Gas Services South Africa (Pty) Limited	South Africa
NOV Oilfield Services Tanzania Limited	Tanzania, United Republic of
NOV Oilfield Services Vostok LLC	Russian Federation
NOV Oilfield Solutions Ltd.	Nigeria
NOV Park II B.V.	Netherlands
NOV Process & Flow Technologies AS	Norway
NOV Process & Flow Technologies Malaysia Sdn. Bhd.	Malaysia
NOV Process & Flow Technologies Pte. Ltd.	Singapore
NOV Process & Flow Technologies UK Limited	United Kingdom
NOV Products Middle East FZE	United Arab Emirates
NOV QFZ LLC	Qatar
NOV Rig Solutions Pte. Ltd.	Singapore
NOV Romania, LLC	United States
NOV Saudi Arabia Co. Ltd.	Saudi Arabia
NOV Saudi Arabia Trading Co.	Saudi Arabia
NOV Services Ltd.	Cayman Islands
NOV Servicios de Personal Mexico, S. de R.L. de C.V.	Mexico
NOV Tanajib Kuwait for Services and Maintenance of Oil Rigs, Refineries and Petrochemicals, W.L.L.	Kuwait
NOV Tuboscope Italia S.R.L.	Italy
NOV Tuboscope Middle East LLC	United Arab Emirates
NOV Tuboscope NL B.V.	Netherlands
NOV Tubulars and Connectors Ltd.	Nigeria
NOV UK (Angola Acquisitions) Limited	United Kingdom
NOV UK Finance Limited	United Kingdom
NOV UK Holdings Limited	United Kingdom
NOV UK Holdings LLC	United States
NOV UK Korea LP	United Kingdom
NOV Wellbore Technologies do Brasil Equipamentos E Serviços Ltda.	Brazil
NOV Wellbore Technologies Norway LLC	United States
NOV Wellsite Services Germany GmbH	Germany
NOV Worldwide B.V.	Netherlands
NOV-BLM SAS	France
NOVM Holding LLC	United States
NOW International LLC	United States
NOW Oilfield Services, LLC	United States
NQL Holland B.V.	Netherlands
Pesaka Inspection Services SDN.BHD.	Malaysia
Pipex Limited	United Kingdom
Pipex PX Limited	United Kingdom
PT Fjords Processing Indonesia	Indonesia
PT H-Tech Oilfield Equipment	Indonesia
PT Managed Pressure Operations	Indonesia
PT National Oilwell Varco	Indonesia
PT NOV Oilfield Services	Indonesia
PT Profab Indonesia	Indonesia
R&M Energy Systems Australia Pty Ltd	Australia
R&M Energy Systems de Venezuela, C.A.	Venezuela, Bolivarian Republic of
R&M Singapore Holding LLC	United States
RE.MAC.UT. S.r.l.	Italy
ReedHycalog International Holding, LLC	United States
ReedHycalog UK Limited	United Kingdom
ReedHycalog, L.P.	United States
RHI Holding LLC	United States
Robannic Overseas Finance A.V.V.	Aruba
Robbins & Myers B.V.	Netherlands

Robbins & Myers Foundation	United States
Robbins & Myers Holdings UK Limited	United Kingdom
Robbins & Myers Holdings, LLC	United States
Robbins & Myers Italia S.R.L.	Italy
Robbins & Myers N.V.	Curacao
Robbins & Myers, Inc.	United States
Romaco S.a.r.l.	France
Slip Clutch Systems Limited	United Kingdom
STAR Sudamtex Tubulares S.A.	Venezuela, Bolivarian Republic of
Subseaflex Holding ApS	Denmark
T-3 Energy Services Cayman Holdings, Ltd.	Cayman Islands
T-3 Energy Services Cayman, Ltd.	Cayman Islands
T-3 Energy Services Mexico, S. de R.L. de C.V.	Mexico
T-3 Energy Services, LLC	United States
T-3 Investment Corporation IV	United States
T-3 Mexican Holdings, Inc.	United States
Telluride Insurance Limited	Bermuda
Tianjin Grant TPCO Drilling Tools Company Limited	China
Tuboscope & Co. LLC	Oman
Tuboscope (Holding U.S.) LLC	United States
Tuboscope Brandt de Venezuela, S.A.	Venezuela, Bolivarian Republic of
Tuboscope Norge AS	Norway
NOV Germany GmbH	Germany
Tuboscope Vetco (France) SAS	France
Tuboscope Vetco (Österreich) GmbH	Austria
Tuboscope Vetco Capital Limited	United Kingdom
Tuboscope Vetco de Argentina S.A.	Argentina
Tuboscope Vetco Moscow CJSC	Russian Federation
Tubular Coatings Solutions Ltd.	Saudi Arabia
Tucom Composites Polyester Sanayi Ticaret Ltd.	Turkey
Urban WLY, LP	United States
Varco BJ B.V.	Netherlands
Varco CIS, LLC	Russian Federation
Varco International de Venezuela, C.A.	Venezuela, Bolivarian Republic of
Varco US Holdings LLC	United States
Varco, L.P.	United States
Vetco Enterprise GmbH	Switzerland
Vetco Saudi Arabia Ltd.	Saudi Arabia
Visible Assets, Inc.	United States
voestalpine Tubulars Corporation	United States
voestalpine Tubulars GmbH	Austria
voestalpine Tubulars GmbH & Co KG	Austria
Woolley, Inc.	United States
XL Systems Antilles, N.V.	Curacao
XL Systems Europe B.V.	Netherlands
XL Systems International, Inc.	United States